Prospectus Supplement	September 23, 2022

Putnam VT Government Money Market Fund
Prospectus dated April 30, 2022

Effective immediately, the third sentence in the section Fund Summary--Purchase and sale of fund shares is deleted in its entirety and replaced with the following:

Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Putnam Retail Management any day the New York Stock Exchange (NYSE) is open.

Effective immediately, the fifth sentence in the section How to buy and sell fund shares is deleted in its entirety and replaced with the following:

Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the NYSE on days that the NYSE is open in order to receive that day’s NAV.

Effective immediately, the third sentence in the section How does the fund price its shares? is deleted in its entirety and replaced with the following:

Shares are only valued as of the scheduled close of regular trading on the NYSE each day the NYSE is open.

Shareholders should retain this Supplement for future reference.

331455 9/22

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Statement of Additional Information Supplement	9/23/2022

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
PUTNAM VT GOVERNMENT MONEY MARKET FUND

Effective immediately, the first three sentences of the section DETERMINATION OF NET ASSET VALUE are deleted in their entirety and replaced with the following:

The fund determines the net asset value per share of each class of shares once each day that the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and when the following holidays are observed: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

Shareholders should retain this Supplement for future reference.

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